[Flag graphic omitted]

GABELLI GLOBAL OPPORTUNITY FUND

FIRST QUARTER REPORT
MARCH 31, 2000

                             [Photo of Marc J. Gabelli and Caesar Bryan omitted]
                                                MARC J. GABELLI AND CAESAR BRYAN
                                                              Portfolio Managers

TO OUR SHAREHOLDERS:

      The U.S. economy certainly went for a bumpy ride in the first quarter of 2000. Facing tremendous point losses towards the end of the first quarter and the beginning of the second quarter, American indices lost record percentages over the course of a few days. A feeling of uncertainty has swept over global equity markets, as investors try to determine if these recent losses stand alone or if they are the beginning of an all-out price correction. The first quarter of 2000 started off well for the Gabelli Global Opportunity Fund. While investors around the world scattered and watched performance torpedo downward during the last few weeks of the quarter, Global Opportunity Fund shareholders watched their Fund continue to post significant gains and assuage investors' uneasiness about the future.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Global Opportunity Fund's (the "Fund") total return was 5.77%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average had total returns of 1.17% and 3.63%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up a staggering 74.34% over the trailing twelve-month period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 23.42% and 37.71%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through March 31, 2000, the Fund had a cumulative total return of 108.68%, which equates to an average annual total return of 47.49%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         Quarter
                         -----------------------------------------
                           1st       2nd         3rd         4th        Year
                           ---       ---         ---         ---        ----
2000: Net Asset Value    $19.07       --          --          --         --
      Total Return         5.8%       --          --          --         --
-----------------------------------------------------------------------------
1999: Net Asset Value    $11.47     $13.00      $13.61      $18.03     $18.03
      Total Return         8.7%      13.3%        4.7%       38.9%      79.2%
-----------------------------------------------------------------------------
1998: Net Asset Value       --      $10.23       $9.69      $10.55     $10.55
      Total Return          --        2.3%(b)   (5.3)%       13.7%      10.1%(b)
-----------------------------------------------------------------------------


--------------------------------------------------
    Average Annual Returns - March 31, 2000 (a)
    -------------------------------------------
  1 Year ...............................   74.34%
  Life of Fund (b) .....................   47.49%
--------------------------------------------------

                    Dividend History
----------------------------------------------------------
Payment (ex) Date    Rate Per Share     Reinvestment Price
-----------------    --------------     ------------------
December 27, 1999        $0.850               $17.48
December 28, 1998        $0.450               $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C shares are targeted to the needs of investors who seek advice through financial consultants. For the month ended March 31, 2000, The Gabelli Global Opportunity Fund Class A Shares declined 1.70% (Class B and Class C Shares have not been issued as of March 31, 2000). The Class A Shares ended the quarter with a net asset value of $19.06.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESETNATION OF DATA POINTS USED IN PRINTED GRAPHIC:

HOLDINGS BY GEOGRAPHIC REGION - 3/31/00
Europe                       36.3%
United States                17.6%
Japan                        13.0%
Canada                        4.4%
Asia/Pacific Rim              2.7%
Latin America                 0.5%
Cash                         25.5%

COMMENTARY

      For a good number of reasons, the investment environment has become more challenging. First, stocks have had a good run in most international markets. This is especially so for companies involved in many of the growth sectors of the economy. On the other hand, slower growth sectors of the market have lagged badly. Therefore, some rotation from the winners to the losers can be expected and has already occurred.

      Second, the Federal Reserve Board and other central banks, including the European Central Bank, are raising interest rates. Higher interest rates are generally not positive for equity markets. However, if higher interest rates slow the economy and prevent inflation from rising, equity markets should not be too adversely affected.

      Japan remains the exception to this. Short-term interest rates in Japan remain effectively at zero and the ten-year government bond yields less than 2%. The authorities have stated that interest rates in Japan will remain at low levels until a self-sustaining economic recovery takes hold. Recent economic statistics suggest that a turnaround is near. Corporate investment has revived and the consumer, dormant for so long, is beginning to stir. This nascent consumer activity is based upon a rise in wages that actually had fallen significantly during the past two years. A decline in wages is a highly unusual occurrence in a developed economy.

     In Canada, the announced restructuring of BCE reflects many of the trends that have helped propel telecommunications stocks in recent years and illustrates the kind of value still available in the marketplace. BCE is surfacing value by spinning off its stake in a leading telecommunications equipment maker, Nortel Networks. It is broadening its geographic reach and increasing its exposure to new technologies and services by increasing its ownership interest in Teleglobe. Finally, BCE is attempting to marry its distribution with content through an unsolicited bid for CTV, a Canadian broadcaster with strong news and sports programming assets. We believe BCE is making all the right strategic moves and value the company at more than double its current stock price. We also note that U.S. "Baby Bell" SBC Communications owns 20% of BCE subsidiary Bell Canada. If Canadian foreign ownership restrictions are repealed, SBC or some other large U.S. or foreign telecommunications concern could seek to acquire BCE outright.

      Looking ahead, we expect the portfolio to remain concentrated in the European markets. We believe these markets should provide attractive returns as the European economy becomes more competitive following the introduction of the euro. We anticipate many industries continuing their consolidation, including telecommunications and media. We believe the takeover of Mannesmann by Vodafone is only the beginning. Recent media deals have validated the high valuations accorded to media properties in Europe. Here again, we expect further transactions that will benefit our portfolio holdings.

THE SCORECARD

      Telecommunications stocks were performance leaders this quarter. Our leader board was dominated by wired and wireless telecommunications providers from around the globe, including Vodafone AirTouch, Telecom Italia, Citizens Utilities, Cable & Wireless, BCE and good old AT&T. Publishers such as Independent News & Media and Schibsted also posted measurable gains.

      Cable television operators such as NTL retreated, due in part to reduced merger and acquisition activity in the sector, while health care companies such as Roche Holdings, Novartis and Sanofi-Synthelabo also spent time in the infirmary.

LET'S TALK STOCKS

ALLIANZ AG (ALVG.F - $407.44 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and will be at the center of any reorganization of corporate Germany.

AUDIOFINA (AUDK.LU - $123.05 - LUXEMBOURG STOCK EXCHANGE) is a Luxembourg-based European entertainment company. The company holds 49.85% of CLT-UFA, which owns 22 television channels with 120 million daily viewers and 18 radio stations with 25 million daily listeners. CLT-UFA also holds the broadcasting and marketing rights to numerous European sports teams. The recent agreement merging Pearson plc's television assets with CLT-UFA will strengthen the company's position globally.

BCE INC. (BCE - $125.4375 - NYSE) is Canada's global communications company. BCE has announced a series of transactions in recent months. The company plans to spin off the majority of its stake in Nortel Networks Corp. (NT - $126.00 -
NYSE) to BCE shareholders. BCE shareholders will receive 0.78 shares of NT per BCE share. Other pending transactions include the acquisition of CTV, a Canadian broadcaster, and Teleglobe, a provider of global network services.

BELL ATLANTIC CORP. (BEL - $61.125 - NYSE), following its merger with NYNEX and with its pending merger with GTE (GTE - $71.00 - NYSE), becomes a premier provider of advanced voice and data services from Maine to Virginia--the world's most information-intensive marketplace. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL and Vodafone Airtouch plc (VOD - $55.5625 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless which will reach more than 90% of the U.S. population. Upon completion of the merger with GTE, expected by the end of the second quarter, BEL will be renamed Verizon Communications and will become the largest domestic wireless carrier with about 25 million subscribers. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CANAL PLUS (CNLP.PA - $220.24 - PARIS STOCK EXCHANGE) is the leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal Plus provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave Inc. (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 1 million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications Corp. for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,541.58 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

CRH PLC (CRH.L - $18.00 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

FURUKAWA ELECTRIC CO. LTD. (5801.T - $16.80 - TOKYO STOCK EXCHANGE) manufactures electric wire and cable, light metals, and optical-fiber cables. The company also provides related services, including installation. Furukawa is also expanding into superconductor wire and optical transmission, network systems and devices. The company has a significant stake in JDS Uniphase, a Canadian optical equipment manufacturer.

GRANADA GROUP PLC (GAA.L - $10.71 - LONDON STOCK EXCHANGE) is a dominant media and hospitality company in the U.K. The company is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada operates Ondigital with its partner Carlton Communications and Granada Sky Broadcasting with its partner BSkyB. These pay television initiatives complement Granada's programming expertise, positioning the company to take advantage of the growth in the pay television sector.

INVIK & CO. AB (INVIKA - $144.89 - STOCKHOLM STOCK EXCHANGE) is a holding company based in Sweden. The company currently trades at a discount to its underlying assets. Nearly all of Invik's investments are in other publicly traded companies. The most important investment is Netcom, which is a full service telecommunications company based in Sweden. Other investments include Kinnevik and MTG. Management has a successful record of building shareholder value.

MELLON FINANCIAL CORP. (MEL - $105.00 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. The bank prefers to remain independent but it is an attractive property to all the financial services companies seeking to boost their asset management businesses.

NIPPON BROADCASTING SYSTEM INC. (4660.T - $79.08 - TOKYO STOCK EXCHANGE) is the top listener-rated AM radio broadcaster in Japan and also operates a music subsidiary, Pony Canyon. Nippon distributes its content through the Internet, digital satellite, mobile Internet and terrestrial means. The company is also a large shareholder of Fuji Television.

NOVARTIS AG (NOVN.S - $1,367.94 - ZURICH STOCK EXCHANGE) is the Swiss based pharmaceutical and life sciences company. Novartis is the world's largest pharmaceutical company in terms of sales and is also the largest global agrochemical company. Novartis' pharmaceutical business represents roughly two thirds of sales with agribusiness comprising one quarter and the balance belonging to the nutrition business. Novartis' principal products include Sandimmune/Neoral, the organ transplant rejection drug, and Lescol, the lipid-lowering agent.

TELECOM ITALIA MOBILE SPA (TIM.MI - $12.28 - MILAN STOCK EXCHANGE), is the leading mobile provider in Italy, one of the most highly penetrated markets in the world, with more than 18 million subscribers. The company has seen good response to its initial wireless data application products including short messaging services. Telecom Italia Mobile continues to succeed in a stable competitive environment that includes two established competitors, Omnitel and Wind, as well as a new emerging competitor. The Italian government will award additional licenses, designated UMTS licenses, in the near future. These will provide existing operators the opportunity to acquire additional capacity for the provision of high bandwidth services and create an opportunity for new competitive entry.

VIVENDI (EX - $115.38 - PARIS STOCK EXCHANGE) is a Paris based company which was originally involved in the utility business. Cash flow from running municipal water and waste operations has been reinvested in media and telephony operations. Its telephony business is conducted through Cegetel and SFR in France. In the media sector, Vivendi owns Havas, a leading publisher, and significant equity stakes in Europe's two leading pay television companies--Canal Plus and BSkyB. More recently, the company has undertaken a number of Internet initiatives, including a joint venture with Vodafone AirTouch to develop a multi access portal (MAP).

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      As we look out upon what will certainly prove to be a most interesting year for investors, we can not help but be filled with trepidation about the future. What surprises will this new year, decade, century and millennium bring? How will the global equity markets, already shaken up in recent weeks, handle the inevitable disappointments that are sure to come our way? How will these changes effect each of us, and our investments for the future? While no one can answer these questions with complete certainty, we at the Gabelli Global Opportunity Fund feel that our unique valuation process, operating in the global growth environments, should continue to provide safety and security for all of our shareholders. Our conservative approach to global growth investing has rewarded us in the past, and we expect it to continue to do so in the future.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,

          /S/ MARC J.GABELLI                /S/ CAESAR BRYAN

          MARC J. GABELLI                   CAESAR BRYAN
          Portfolio Manager                 Portfolio Manager

                                            /S/ IVAN ARTEAGA

                                            IVAN ARTEAGA, CFA
                                            Associate Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
               Canal Plus                Gruppo Editoriale L'Espresso SpA
               Bell Atlantic Corp.       Citizens Utilities Co.
               Invik & Co. AB            Net One Systems Co. Ltd.
               BCEInc.                   Vivendi
               Allianz AG                Furukawa Electric Co. Ltd.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 73.7%
              AEROSPACE -- 0.0%
          1   British Aerospace plc .........   $         3
                                                -----------
              AUTOMOTIVE -- 1.0%
      5,000   General Motors Corp. ..........       414,063
                                                -----------
              BROADCASTING -- 5.8%
      3,650   Audiofina .....................       449,115
         15   Fuji Television Network Inc. ..       260,018
     39,800   Granada Group plc .............       426,241
     15,000   Mediaset SpA ..................       298,181
      3,000   Nippon Broadcasting System Inc.       237,230
      1,000   Nippon Broadcasting System Inc.,
               New Shares+ ..................        79,077
        500   NRJ SA ........................       371,051
      6,000   Tokyo Broadcasting System Inc.        236,646
                                                -----------
                                                  2,357,559
                                                -----------
              BUILDING AND CONSTRUCTION -- 0.9%
     20,300   CRH plc .......................       365,439
                                                -----------
              BUSINESS SERVICES -- 3.2%
      5,000   Asatsu-DK Inc. ................       253,688
     15,000   Reuters Holdings plc ..........       303,849
          1   Sabre Holdings Corp.+ .........            35
      3,000   Secom Co. Ltd. ................       257,097
      4,378   Vivendi .......................       505,097
                                                -----------
                                                  1,319,766
                                                -----------
              CABLE -- 1.4%
      2,187   NTL Inc.+ .....................       202,981
      5,000   UnitedGlobalCom Inc., Cl. A+ ..       375,313
                                                -----------
                                                    578,294
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 4.2%
     30,000   Furukawa Electric Co. Ltd. ....       503,968
      4,300   GN Store Nord A/S .............       373,173
     27,000   Marconi plc ...................       321,837
      3,000   Telelogic AB+ .................       271,241
      7,000   Telesystem International
               Wireless Inc.+ ...............       254,129
                                                -----------
                                                  1,724,348

                                                -----------
              COMPUTER SOFTWARE AND SERVICES -- 1.3%
         15   Net One Systems Co. Ltd. ......       540,488
                                                -----------
              CONSUMER PRODUCTS -- 2.9%
      2,000   Christian Dior SA .............       462,880
        150   Compagnie Financiere
               Richemont AG, Cl. A ..........       381,237
      2,000   Nintendo Co. Ltd. .............       351,561
                                                -----------
                                                  1,195,678
                                                -----------



                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              ELECTRONICS -- 1.5%
      2,000   Kyocera Corp. .................   $   334,226
      1,000   Sony Corp., ADR ...............       280,125
                                                -----------
                                                    614,351
                                                -----------
              ENERGY AND UTILITIES -- 0.5%
      2,500   Schlumberger Ltd. .............       191,250
                                                -----------
              ENTERTAINMENT -- 5.9%
      2,000   Avex Inc. .....................       380,776
      3,700   Canal Plus ....................       814,875
      6,088   Liberty Media Group, Cl. A+ ...       360,714
     30,000   Publishing & Broadcasting Ltd.        254,569
      4,500   Seagram Co. ...................       267,750
     15,000   USA Networks Inc.+ ............       338,438
                                                -----------
                                                  2,417,122
                                                -----------
              FINANCIAL SERVICES -- 11.7%
      1,600   Allianz AG ....................       651,900
      2,000   AXA-UAP .......................       283,626
      6,000   Citigroup Inc. ................       355,875
      5,000   Invik & Co. AB, Cl. B .........       724,470
     25,000   Mediolanum SpA ................       442,149
     15,000   Mellon Financial Corp. ........       442,500
      4,500   Merrill Lynch & Co. Inc. ......       472,500
      3,500   Morgan (J.P.) & Co. Inc. ......       461,125
     20,000   Prudential Corp. plc ..........       301,460
     25,000   San Paolo - IMI SpA ...........       342,563
     30,000   Skandinaviska Enskilda Banken, Cl. A  323,403
                                                -----------
                                                  4,801,571
                                                -----------
              HEALTH CARE -- 3.2%
        240   Novartis AG ...................       328,306
         40   Roche Holding AG ..............       434,566
      7,000   Sanofi-Synthelabo SA ..........       267,109
     20,000   SmithKline Beecham plc ........       263,718
                                                -----------
                                                  1,293,699
                                                -----------
              HOTELS AND GAMING -- 0.6%
     13,000   Mirage Resorts Inc.+ ..........       251,875
                                                -----------
              METALS AND MINING -- 1.2%
     40,000   Antofagasta Holdings plc ......       250,978
      6,000   Stillwater Mining Co.+ ........       240,000
                                                -----------
                                                    490,978
                                                -----------
              PUBLISHING -- 5.2%
     10,000   Arnoldo Mondadori Editore SpA .       255,187
     32,067   Gruppo Editoriale L'Espresso SpA      629,768
     34,000   Independent News & Media plc, Dublin  333,706
      7,000   News Corp. Ltd., ADR ..........       393,750
      8,000   Schibsted ASA .................       198,022
     25,000   United News & Media plc .......       328,254
                                                -----------
                                                  2,138,687
                                                -----------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS (CONTINUED)
              RETAIL -- 0.7%
      4,000   Ito Yokado Co. Ltd. ...........   $   285,923
                                                -----------
              SATELLITE -- 1.1%
      2,500   Societe Europeenne Satellites .       429,701
                                                -----------
              TELECOMMUNICATIONS -- 17.3%
      5,000   AT&T Corp. ....................       281,250
      5,500   BCE Inc. ......................       689,906
     12,000   Bell Atlantic Corp. ...........       733,500
     15,000   British Telecommunications plc        280,678
     10,000   BroadWing Inc.+ ...............       371,875
      7,750   Cable & Wireless plc, ADR .....       434,000
     35,180   Citizens Utilities Co., Cl. B+        576,073
         40   DDI Corp. .....................       326,825
     12,500   Electric Lightwave Inc., Cl. A+       298,438
      5,125   Global Crossing Ltd.+ .........       209,805
         10   Japan Telecom Co. Ltd. ........       423,626
      3,000   KDD Corp. .....................       252,422
     15,000   Manitoba Telecom Services Inc.        262,216
         16   Nippon Telegraph & Telephone Corp.    253,981
    100,000   Olivetti SpA+ .................       359,081
     25,000   Portugal Telecom SA ...........       320,779
     10,500   Rogers Communications Inc.,
               Cl. B, ADR+ ..................       313,031
      1,500   Telecom Italia SpA, ADR .......       228,000
     25,000   Telecom Italia SpA, Cl. RNC ...       170,444
      3,714   Telefonica SA, ADR ............       277,157
                                                -----------
                                                  7,063,087
                                                -----------
              WIRELESS COMMUNICATIONS -- 4.1%
     30,000   Telecom Italia Mobile SpA .....       368,274
      2,300   Telephone & Data Systems Inc. .       255,300
      5,000   United States Cellular Corp.+ .       355,000
     58,965   Vodafone AirTouch plc .........       327,246
      2,888   VoiceStream Wireless Corp.+ ...       371,946
                                                -----------
                                                  1,677,766
                                                -----------
              TOTAL COMMON STOCKS ...........    30,151,648
                                                -----------


 PRINCIPAL                                        MARKET
  AMOUNT                                           VALUE
  ------                                          ------
              U.S. GOVERNMENT OBLIGATIONS -- 25.2%
$10,334,000   U.S. Treasury Bills,
               5.40% to 6.07%++,
               due 04/06/00 to 06/08/00 .....   $10,293,742
                                                -----------
              TOTAL INVESTMENTS -- 98.9%
                (Cost $32,011,581) ..........    40,445,390

              OTHER ASSETS AND
                LIABILITIES (NET) -- 1.1% ...       434,410
                                                -----------
              NET ASSETS -- 100.0%
                (2,144,202 shares outstanding)  $40,879,800
                                                ===========
  ------------------------
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------      -----------
    North America ...............    47.5%      $19,227,842
    Europe ......................    36.3%       14,667,746
    Japan .......................    13.0%        5,257,678
    Asia/Pacific Rim ............     2.7%        1,082,319
    Latin America ...............     0.5%          209,805
                                    -----       -----------
                                    100.0%      $40,445,390
                                    =====       ===========

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Werner J. Roeder, MD
          FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
          DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA           Marc J. Gabelli
          PRESIDENT AND CHIEF             PORTFOLIO MANAGER
          INVESTMENT OFFICER

          Caesar Bryan                    Bruce N. Alpert
          PORTFOLIO MANAGER               VICE PRESIDENT AND TREASURER

          James E. McKee                  Ivan Arteaga, CFA
          SECRETARY                       ASSOCIATE PORTFOLIO MANAGER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB403Q100SR

                                              [Photo of Mario J.Gabelli omitted]

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000